UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CAESARS ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
CAESARS ENTERTAINMENT, INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET

CAESARS ENTERTAINMENT, INC. 100 WEST LIBERTY ST., 12TH FLOOR RENO, NV 89501

You invested in CAESARS ENTERTAINMENT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.	ELECTION OF DIRECTORS

Nominees:

	01) Gary L. Carano	05) Don R. Kornstein	09) Thomas R. Reeg	For
	02) Bonnie S. Biumi	06) Courtney R. Mather	10) David P. Tomick

	03) Jan Jones Blackhurst	07) Sandra D. Morgan

	04) Frank J. Fahrenkopf	08) Michael E. Pegram

2.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.			For

3.	RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.			For

NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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